SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  September 22, 1999



                          ML TECHNOLOGY VENTURES, L.P.
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             (Exact name of registrant as specified in its charter)


Delaware                                                              13-3213176
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(State or other jurisdiction of           (I.R.S. Employer Identification No.)
incorporation or organization)


World Financial Center, North Tower
New York, New York                                                    10281-1326
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(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code:  (212) 449-1000



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                          ML TECHNOLOGY VENTURES, L.P.


Item 5.  Other Events.

In September 1999, MLR&D Co., L.P., the General Partner of the ML Technology Ventures, L.P., approved a cash distribution totaling $460,627 to be paid to Partners in October 1999. Limited Partners of record on October 1, 1999 will receive $414,564, or $6 per unit of limited partnership interest, and the General Partners will receive $46,063.








                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


ML Technology Ventures, L.P.

By:      ML R&D Co., L.P.
         its General Partner

By:      Merrill Lynch R&D Management Inc.
         its General Partner

By:      /s/        Diane T. Herte                     Date:  September 22, 1999
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         Diane T. Herte
         Vice President and Treasurer
         (Principal Financial and Accounting Officer)